Exhibit 10.1

STRUCTURING FEE AGREEMENT

July 31, 2025

Lucid Capital Markets, LLC
570 Lexington Ave.
40th Floor
New York, NY 10022

Ladies and Gentlemen:

This Structuring Fee Agreement (this “Agreement”) is entered into by and between Ramaco Resources, Inc., a Delaware corporation (the “Company”), and Lucid Capital Markets, LLC (“Lucid”). Reference is made to that certain Underwriting Agreement, dated July 23, 2025 (the “Underwriting Agreement”), by and between the Company and Lucid, with respect to the Company’s public offering (the “Offering”) of 8.250% Senior Notes due 2030 (the “Notes”), as described therein. Capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Underwriting Agreement.

1.      Fee.      In consideration of the services provided by Lucid relating to the evaluation, analysis and structuring of the Senior Notes in connection with the Offering and related transactions thereto (the “Services”), the Company shall pay Lucid a structuring fee equal to 0.50% of the gross proceeds of the Offering (including gross proceeds received by the Company from any exercise of the Underwriter’s option to purchase the Optional Securities pursuant to Section 3 of the Underwriting Agreement) (the “Structuring Fee”). The Structuring Fee shall be due and payable to Lucid by wire transfer of immediately available funds on the Initial Closing Date, or, in the alternative, the Structuring Fee may be netted out of the payment made by Lucid to the Company pursuant to Section 3 of the Underwriting Agreement (and, with respect to the portion of the Structuring Fee related to the Optional Securities, each Optional Closing Date, if any). The Company acknowledges and agrees that the Structuring Fee is in addition and unrelated to any underwriting discounts and commissions or other fees that otherwise are or become payable to Lucid in connection with its acting as an underwriter in the Offering, which services are distinct from and unrelated to the Services provided hereunder.

2.      Term.      Subject to Section 11 hereof, this Agreement shall terminate upon the earlier of (i) the payment of the entire amount of the Structuring Fee, as specified in Section 1 hereof, and (ii) the termination of the Offering pursuant to the Underwriting Agreement; provided, however, that Sections 3,4 and 5 hereof shall survive the termination, expiration and supersession of this Agreement.

3.      Indemnification.      The Company agrees to the indemnification and other agreements set forth in the Indemnification Agreement attached hereto as Annex A, the provisions of which are incorporated herein by reference and shall survive the termination, expiration or supersession of this Agreement.

4.      No Fiduciary Duty.      The Company hereby acknowledges that, in connection with the engagement of Lucid pursuant to this Agreement, Lucid is acting in a capacity as an independent contractor and not in any other capacity, including as a fiduciary. Furthermore, the Company agrees that it is solely responsible for making its own judgments in connection with the matters covered by this Agreement (irrespective of whether Lucid has advised or is currently advising the Company on related or other matters). Additionally, the Company acknowledges that Lucid is not (i) acting as a fiduciary to, or an agent of, the Company; or (ii) advising the Company or any of its affiliates as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Company shall consult with its own advisors concerning such matters and shall be responsible for making its own respective independent investigation and appraisal of the transactions contemplated hereby, and the Company acknowledges that Lucid shall not have any responsibility or liability to the Company with respect thereto.

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5.      Confidentiality.      Except as required by applicable law or judicial process, any evaluations and analyses to be provided by Lucid under this Agreement and not disclosed in the Registration Statement related to the Offering shall not be disclosed publicly or made available to third parties (other than to (i) officers and directors of the Company and (ii) counsel, accountants, underwriters and consultants engaged by the Company) without the prior approval of Lucid and accordingly, such information shall not be relied upon by any person or entity other than the Company.

6.      Not Exclusive.      Nothing herein shall be construed as prohibiting Lucid or any affiliate of Lucid from acting as an underwriter or financial adviser or in any other capacity for any other persons.

7.      Assignment.      This Agreement may not be assigned by any party without prior written consent of the other party.

8.      Amendment; Waiver.      No provision of this Agreement may be amended or waived except by an instrument in writing signed by the parties hereto.

9.      Governing Law.      This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

10.     Research Analysts.      The Company acknowledges and agrees that the research analysts and research department of Lucid are independent from the investment banking division of Lucid and are subject to certain regulations and internal policies, and that such research analysts may hold and make statements or investment recommendations and/or publish research reports with respect to the Company and its affiliates, the securities of the Company and its affiliates, the Offering or otherwise that differ from the views of Lucid’s investment bankers.

11.     Termination of the Offering. In the event of termination of the Offering, no Structuring Fee will be paid or payable under this Agreement. Lucid will not be entitled to reimbursement under this Agreement for expenses incurred with respect to the Services provided hereunder; provided, however, for the avoidance of doubt, all expenses incurred by Lucid in its capacity as an underwriter of the Offering may be payable to Lucid, as applicable, pursuant to Sections 5 and 8 of the Underwriting Agreement.

12.     Counterparts. This Agreement may be executed in multiple counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one (1) and the same agreement. The exchange of a fully executed Agreement (in counterparts or otherwise) by electronic transmission electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) shall be sufficient to bind the parties to the terms and conditions of this Agreement.

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This Agreement shall be effective as of the date first written above.

RAMACO RESOURCES, INC.

By	/s/ Randall W. Atkins
Name:	Randall W. Atkins
Title:	Chairman and Chief Executive Officer

Signature Page to Structuring Fee Agreement

Agreed and Accepted:

Lucid Capital Markets, LLC

By:	/s/ Jeffrey Caliva
Name:	Jeffrey Caliva
Title:	Managing Director

Signature Page to Structuring Fee Agreement

ANNEX A

INDEMNIFICATION AGREEMENT

July 31, 2025

Lucid Capital Markets, LLC
570 Lexington Ave.
40th Floor
New York, NY 10022

Ladies and Gentlemen:

In connection with the engagement of Lucid Capital Markets, LLC (“Lucid”) to assist the undersigned, Ramaco Resources, Inc., a Delaware corporation (the “Company”), with respect to the matters set forth in the Structuring Fee Agreement dated July 31, 2025 between the Company and Lucid (the “Agreement”), in the event that Lucid, any of its affiliates, each other person, if any, controlling Lucid or any of its affiliates, its officers, current and former directors, employees and agents, or the successors or assigns of any of the foregoing persons (Lucid and each such other person or entity being referred to as an “Indemnified Party”) becomes involved in any capacity in any claim, suit, action, proceeding, investigation or inquiry (including, without limitation, any shareholder or derivative action or arbitration proceeding) (collectively, a “Proceeding”) with respect to the services performed pursuant to and in accordance with the Agreement, the Company agrees to indemnify, defend and hold each Indemnified Party harmless to the fullest extent permitted by law, from and against any losses, claims, damages, liabilities and expenses, including the fees and expenses of counsel to the Indemnified Parties, with respect to the services performed pursuant to and in accordance with the Agreement, except to the extent that it shall be determined by a court of competent jurisdiction in a judgment that has become final in that it is no longer subject to appeal or other review, that such losses, claims, damages, liabilities and expenses resulted primarily from the gross negligence, bad faith or willful misconduct of such Indemnified Party. Capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Underwriting Agreement (as defined below).

The indemnification provided hereunder shall not extend to those matters indemnified under the Underwriting Agreement, dated July 23, 2025 (the “Underwriting Agreement”), by and between the Company and Lucid, with respect to the Company’s public offering (the “Offering”) of 8.250% Senior Notes due 2030, as described therein. In the event that an Indemnified Party becomes involved in any capacity in any Proceeding with respect to the services performed pursuant to and in accordance with the Agreement, the Company will reimburse such Indemnified Party for its legal and other expenses actually incurred and documented (including the cost of any investigation and preparation) as such expenses are incurred by such Indemnified Party in connection therewith. Promptly as reasonably practicable after receipt by an Indemnified Party of notice of the commencement of any Proceeding, such Indemnified Party will, if a claim in respect thereof is to be made under this paragraph, notify the Company in writing of the commencement thereof; but the failure to so notify the Company (i) will not relieve the Company from liability under this paragraph to the extent it is not materially prejudiced as a result thereof and (ii) in any event shall not relieve the Company from any liability that they may have other than on account of this Indemnification Agreement. The Company shall be entitled to appoint counsel of their choice at their expense to represent the Indemnified Parties in any Proceeding for which indemnification is sought (in which case the Company shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the Indemnified Parties or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the Indemnified Parties. Notwithstanding the Company’s election to appoint counsel to represent the Indemnified Parties in a Proceeding, the Indemnified Parties shall have the right to employ one separate counsel (in addition to any local counsel), in its sole discretion, and the Company shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the Company to represent the Indemnified Parties would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such Proceeding include all of the Indemnified Parties and the Company and the Indemnified Parties shall have reasonably concluded that there may be legal defenses available to them and/or other indemnified parties which are different from or additional to those available to the Company, (iii) the Company shall not have employed counsel satisfactory to the Indemnified Parties to represent the Indemnified Parties within a reasonable time after notice of the institution of such Proceeding or (iv) the Company shall authorize the Indemnified Parties to employ separate counsel at the expense of the Company. In no event shall the Company be liable for the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for the Indemnified Parties. The Company shall not, without the prior written consent of the Indemnified Parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought hereunder (whether or not the Indemnified Parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each Indemnified Party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any Indemnified Party.

If such indemnification were not to be available for any reason, the Company agrees to contribute to the losses, claims, damages, liabilities and expenses involved (i) in the proportion appropriate to reflect the relative benefits received or sought to be received by the Company and its affiliates and shareholders, on the one hand, and the Indemnified Parties, on the other hand, in the matters contemplated by the Agreement or (ii) if (but only if and to the extent) the allocation provided for in clause (i) is for any reason held unenforceable, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company and its affiliates and shareholders, on the one hand, and the party entitled to contribution, on the other hand, as well as any other relevant equitable considerations. The Company agrees that for the purposes of this paragraph the relative benefits received, or sought to be received, by the Company and its affiliates and shareholders, on the one hand, and the party entitled to contribution, on the other hand, of a transaction as contemplated shall be deemed to be in the same proportion that the total value received or paid or contemplated to be received or paid by the Company and its affiliates and shareholders, as the case may be, as a result of or in connection with the transaction (whether or not consummated) for which Lucid has been retained to perform services bears to the fees paid to Lucid under the Agreement; provided, that in no event shall the Company contribute less than the amount necessary to assure that the Indemnified Parties are not liable for losses, claims, damages, liabilities and expenses in excess of the amount of fees actually received by Lucid pursuant to the Agreement. Relative fault shall be determined by reference to, among other things, whether any alleged untrue statement or omission or any other alleged conduct relates to information provided by the Company or other conduct by the Company (or their employees or other agents), on the one hand, or by Lucid, on the other hand. Notwithstanding the provisions of this paragraph, an Indemnified Party shall not be entitled to contribution from the Company if it is determined that such Indemnified Party was guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act of 1933, as amended) and the Company was not guilty of such fraudulent misrepresentation. The Company will not settle any Proceeding in respect of which indemnity may be sought hereunder, whether or not an Indemnified Party is an actual or potential party to such Proceeding, without Lucid’s prior written consent (which consent shall not be unreasonably withheld). The foregoing indemnity and contribution agreement shall be in addition to any rights that any Indemnified Party may have at common law or otherwise.

The Company agrees that no Indemnified Party shall have any liability to the Company or any person asserting claims on behalf of or in right of the Company with respect to the services performed pursuant to and in accordance with the Agreement, except to the extent that it shall be determined by a court of competent jurisdiction in a judgment that has become final in that it is no longer subject to appeal or other review that any losses, claims, damages, liabilities or expenses incurred by the Company resulted primarily from the gross negligence or willful misconduct of Lucid in performing the services that are the subject of the Agreement.

THIS INDEMNIFICATION AGREEMENT AND ANY CLAIM, COUNTERCLAIM OR DISPUTE OF ANY KIND OR NATURE WHATSOEVER WITH RESPECT TO THE SERVICES PERFORMED PURSUANT TO AND IN ACCORDANCE WITH THE AGREEMENT (“CLAIM”), DIRECTLY OR INDIRECTLY, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EXCEPT AS SET FORTH BELOW, NO CLAIM MAY BE COMMENCED, PROSECUTED OR CONTINUED IN ANY COURT OTHER THAN THE COURTS OF THE STATE OF NEW YORK LOCATED IN THE CITY AND COUNTY OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, WHICH COURTS SHALL HAVE EXCLUSIVE JURISDICTION OVER THE ADJUDICATION OF SUCH MATTERS, AND THE COMPANY AND THE INDEMNIFIED PARTIES CONSENT TO THE JURISDICTION OF SUCH COURTS AND PERSONAL SERVICE WITH RESPECT THERETO. THE COMPANY HEREBY CONSENTS TO PERSONAL JURISDICTION, SERVICE AND VENUE IN ANY COURT IN WHICH ANY CLAIM ARISING OUT OF OR IN ANY WAY RELATING TO THIS AGREEMENT IS BROUGHT BY ANY THIRD PARTY AGAINST LUCID OR ANY INDEMNIFIED PARTY. EACH INDEMNIFIED PARTY AND THE COMPANY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY PROCEEDING OR CLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR IN ANY WAY RELATING TO THIS AGREEMENT. THE COMPANY AGREES THAT A FINAL JUDGMENT IN ANY PROCEEDING OR CLAIM ARISING OUT OF OR IN ANY WAY RELATING TO THIS AGREEMENT BROUGHT IN ANY SUCH COURT SHALL BE CONCLUSIVE AND BINDING UPON THE COMPANY AND MAY BE ENFORCED IN ANY OTHER COURTS TO THE JURISDICTION OF WHICH THE COMPANY IS OR MAY BE SUBJECT, BY SUIT UPON SUCH JUDGMENT.

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The foregoing Indemnification Agreement shall remain in full force and effect notwithstanding any termination of Lucid’s engagement under the Agreement. This Indemnification Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same agreement.

RAMACO RESOURCES, INC.

By	/s/ Randall W. Atkins
Name:	Randall W. Atkins
Title:	Chairman and Chief Executive Officer

Signature Page to Indemnification Agreement

Agreed and Accepted:

Lucid Capital Markets, LLC

By:	/s/ Jeffrey Caliva
Name:	Jeffrey Caliva
Title:	Managing Director

Signature Page to Indemnification Agreement